EXHIBIT INDEX

EXHIBIT   DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1 Articles of Incorporation of Twentieth Century Capital Portfolios, Inc. (filed as Exhibit 1a to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a2 Articles Supplementary of Twentieth Century Capital Portfolios, Inc. (filed as Exhibit 1b to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a3 Articles Supplementary of Twentieth Century Capital Portfolios, Inc. dated September 9, 1996 (filed as Exhibit a3 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on May 14, 1999, and incorporated herein by reference).

EX-99.a4 Articles of Amendment of Twentieth Century Capital Portfolios, Inc., dated December 2, 1996 (filed as Exhibit b1c to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on March 3, 1997, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of American Century Capital Portfolios, Inc., dated December 2, 1996 (filed as Exhibit b1d to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on March 3, 1997, and incorporated herein by reference).

EX-99.a6 Articles Supplementary of American Century Capital Portfolios, Inc. dated April 30, 1997 (filed as Exhibit b1e to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on May 21, 1997, and incorporated herein by reference).

EX-99.a7 Certificate of Correction to Articles Supplementary of American Century Capital Portfolios, Inc. dated May 15, 1997 (filed as Exhibit b1f to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on May 21, 1997, and incorporated herein by reference).

EX-99.a8 Articles of Merger merging RREEF Securities Fund Inc. with and into American Century Capital Portfolios, Inc. dated June 13, 1997 (filed as Exhibit a8 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on May 14, 1999, and incorporated herein by reference).

EX-99.a9 Articles Supplementary of American Century Capital Portfolios, Inc. dated December 18, 1997 (filed as Exhibit b1g to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.a10 Articles Supplementary of American Century Capital Portfolios, Inc.
          dated June 1, 1998 (filed as Exhibit b1h to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.a11 Articles Supplementary of American Century Capital Portfolios, Inc.
          dated January 29, 1999 (filed as Exhibit b1i to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.a12 Articles Supplementary of American Century Capital Portfolios, Inc.
          dated February 16, 1999 (filed as Exhibit a12 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on May 14, 1999, and incorporated herein by reference).

EX-99.a13 Articles Supplementary of American Century Capital Portfolios, Inc.
          dated June 2, 1999 (filed as Exhibit a13 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).


EX-99.a14 Articles Supplementary of American Century Capital Portfolios, Inc.
          dated June 8, 2000 (filed as Exhibit a14 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.a15 Articles Supplementary of American Century Capital Portfolios, Inc.
          (to be filed by amendment).

EX-99.b1  By-Laws of Twentieth Century Capital Portfolios, Inc. (filed as
          Exhibit 2 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.b2 Amendment to By-Laws of American Century Capital Portfolios, Inc. (filed as Exhibit b2b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. dated August 1, 1997 (filed as Exhibit b5a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d2 Subadvisory Agreement by and between American Century Capital Portfolios, Inc., American Century Investment Management, Inc. and J.P. Morgan Investment Management Inc. dated January 1, 2000 (filed as Exhibit d2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference.

EX-99.d3 Addendum to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. dated July 30, 1998 (filed as Exhibit b5c to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.d4 Subadvisory Agreement between Barclays Global Fund Advisers and American Century Investment Management, Inc. dated January 29, 1999 (filed as Exhibit b5d to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d5 Addendum to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. dated January 29, 1999 (filed as Exhibit b5e to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d6 Addendum to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. dated July 30, 1999 (filed as Exhibit d6 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.d7 Amendment No. 1 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. dated January 1, 2000 (filed as Exhibit d7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.d8 Amendment No. 2 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. (to be filed by amendment).

EX-99.e1 Distribution Agreement between American Century Capital Portfolios, Inc. and American Century Investment Services, Inc. dated March 13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Capital Portfolios, Inc. and American Century Investment Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century Capitals Portfolios, Inc. and American Century Investment Services, Inc. dated November 20, 2000 (filed as Exhibit e10 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to the Distribution Agreement between American Century Capital Portfolios, Inc. and American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1 Master Agreement by and between Twentieth Century Services, Inc. and Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997 and incorporated herein by reference).

EX-99.g2 Global Custody Agreement between American Century Investments and The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3 Amendment to Global Custody Agreement between American Century Investments and The Chase Manhattan Bank dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement dated as of August 1, 1993, by and between Twentieth Century Capital Portfolios, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent, dated as of December 21, 2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A American Century Target Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.j1 Consent of Deloitte & Touche LLP (filed as Exhibit j1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.j2  Power of Attorney dated November 18, 2000.

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as Exhibit b15b to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as Exhibit b15c to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as Exhibit b15e to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as Exhibit b15e to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated February 16, 1999 (filed as Exhibit m6 to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7 Amendment No. 6 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated July 30, 1999 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.m8 Amendment No. 7 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 19, 1999 (filed as Exhibit m8 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.m9 Amendment No. 8 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.m10 Amendment No. 9 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) (to be filed by amendment).

EX-99.m11 Master Distribution and Individual Shareholder Services Plan of
          American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (C class) dated ____________ (to be filed by amendment).

EX-99.m12 Shareholder Services Plan of Twentieth Century Capital Portfolios,
          Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Service Class) dated September 3, 1996 (filed as Exhibit b15b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.n1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed as Exhibit b18 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.n2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed as Exhibit b18b to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.n3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed as Exhibit b18c to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.n4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as Exhibit b18d to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.n5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as Exhibit b18e to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.n6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as Exhibit b18f to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.n7 Amendment No. 6 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated July 30, 1999 (filed as Exhibit n7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.n8 Amendment No. 7 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 19, 1999 (filed as Exhibit n8 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.n9 Amendment No. 8 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 1, 2000 (filed as Exhibit n9 to Post-Effective Amendment No. 19 to Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.n10 Amendment No. 9 to Multiple Class Plan of American Century Capital
          Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Allocations, Inc. and American Century World Mutual Funds, Inc. (to be filed by amendment).

EX-99.p American Century Code of Ethics (filed as Exhibit p to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).